UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SAILPOINT TECHNOLOGIES HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on November 6, 2018, for SailPoint Technologies Holdings, Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/SAIL. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.
We have chosen to use these procedures for our 2018 Annual Meeting and need YOUR participation.
If of you the want proxy to materials, receive a you paper must or request e-mail copy one. There In order is no to receive charge to a paper you for package requesting in time a copy. for this request year’s on or annual before meeting, October 26, please 2018. make this For a Convenient Way to VIEW Proxy Materials and _ VOTE Online go to: www.proxydocs.com/SAIL
Proxy Materials Available to View or Receive: 1. Proxy Statement 2. Annual Report Printed materials may be requested by one of the following methods: INTERNET www.investorelections.com/SAIL TELEPHONE (866) 648-8133 *E-MAIL paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. ACCOUNT NO. SHARES SailPoint Technologies Holdings, Inc. Notice of Annual Meeting Date: Tuesday, November 6, 2018 Time: 2:00 P.M. (Central Time) Place: Vinson & Elkins L.L.P., 2801 Via Fortuna, Suite 100, Austin, Texas 78746 For holders as of: September 10, 2018 The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote “FOR” each of the director nominees listed below. 1. Election of Directors Nominees: 01 Mark McClain 02 Kenneth (Chip) J. Virnig, II The Board of Directors recommends that you vote “FOR” the following. 2. Proposal 2 – Ratify the selection by the Audit Committee of our Board of Directors of Grant Thornton LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2018.